                                  PROSPECTUS
                                      for
                        METROPOLITAN SERIES FUND, INC.

  Metropolitan Series Fund, Inc. ("Fund") is an investment company designed to meet a wide range of investment objectives with its separate Portfolios. Each Portfolio resembles a separate fund issuing its own shares. Metropolitan Life Insurance Company ("Metropolitan Life") is the investment manager for the Fund. State Street Research & Management Company ("State Street Research"), a wholly-owned subsidiary of Metropolitan Life, is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios. GFM International Investors Limited ("GFM"), a subsidiary of Metropolitan Life, is the sub-investment manager of the GFM International Stock Portfolio.

  The investment objectives of the seven currently available Portfolios are as follows:

STATE STREET RESEARCH GROWTH PORTFOLIO: to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

STATE STREET RESEARCH INCOME PORTFOLIO: to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and preservation of capital, by investing primarily in fixed-income, high-quality debt securities. (The term "high-quality" is used to describe certain debt securities rated within the three highest grades by credit rating services as explained under "State Street Research Income Portfolio.")

METLIFE MONEY MARKET PORTFOLIO: to achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. INVESTMENT IN THIS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.

STATE STREET RESEARCH DIVERSIFIED PORTFOLIO: to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO: to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

METLIFE STOCK INDEX PORTFOLIO: to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

GFM INTERNATIONAL STOCK PORTFOLIO: to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  There can be no assurance that the objectives of any Portfolio will be realized.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION NOR HAS  THE COMMISSION PASSED  UPON THE ACCURACY  OR
    ADEQUACY OF THIS  PROSPECTUS. ANY REPRESENTATION TO THE  CONTRARY IS A
     CRIMINAL OFFENSE.

  MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, THE UNITED STATES GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION, SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE COMPANY, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY OR PERSON AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

  This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center, Area 2H; telephone number (212) 578-4057. Inquiries may be made to the same address or telephone number. This Prospectus should be read and retained for future reference.

  The date of this Prospectus is March 3, 1997. The date of the Statement of Additional Information is March 3, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
       The Fund and its Purpose............................................   2
       Financial Highlights................................................   3
       Investments in the Portfolios.......................................   7
        Investment Objectives and General Investment Policies..............   7
         State Street Research Growth Portfolio............................   7
         State Street Research Income Portfolio............................   8
         MetLife Money Market Portfolio....................................   9
         State Street Research Diversified Portfolio.......................   9
         State Street Research Aggressive Growth Portfolio.................  10
         MetLife Stock Index Portfolio.....................................  10
         GFM International Stock Portfolio.................................  11
        Fundamental Investment Policies....................................  12
        Other Investment Practices.........................................  13
       Management of the Fund..............................................  18
       General Information About the Fund and its Shares...................  20
       Dividends, Distributions and Taxes..................................  21
       Sale and Redemption of Shares.......................................  22

                           THE FUND AND ITS PURPOSE

  Metropolitan Series Fund, Inc. is an open-end management investment company. The Fund is a "series" type of mutual fund which issues separate classes (or series) of stock, each of which currently represents a separate portfolio of investments. The Fund's classes of shares are issued and redeemed at net asset value without a sales load.

  The shares of the Fund are offered to Metropolitan Life and its affiliated insurance companies ("Insurance Companies"), including Metropolitan Tower Life Insurance Company ("Metropolitan Tower"), in order to fund certain of their separate accounts used to support various insurance contracts including variable life insurance policies, whether scheduled premium, flexible premium or single premium policies, or variable annuity contracts (such policies and contracts being hereinafter referred to as the "Contracts"). Not all of the current Portfolios of the Fund are available to each of the separate accounts which hold shares of the Fund. The rights of an Insurance Company holding Fund shares for a separate account are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus shall refer to the Insurance Companies, and not to any Contract owner.

  The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts under the Contracts for ultimate investment in the various Portfolios of the Fund. See the prospectus or other material which is attached at the front of this Prospectus for a description of the appropriate Contract, which Portfolios of the Fund are available to such Contract owners and the relationship between increases or decreases in the net asset value of Fund shares (and any dividends and distributions on such shares) and the benefits provided under such Contract.

 It is conceivable that in the future it may be disadvantageous for scheduled, flexible and single premium variable life insurance separate accounts and variable annuity separate accounts to invest simultaneously in the Fund. However, the Fund, Metropolitan Tower and Metropolitan Life do not currently foresee any such disadvantages to variable annuity contract owners or to flexible premium, scheduled premium or single premium variable life insurance policy owners. The Fund's Board of Directors intends to monitor events for the existence of any material irreconcilable conflict between or among such owners, and the Insurance Companies will take whatever remedial action may be necessary.

                                 PROSPECTUS 2

                             FINANCIAL HIGHLIGHTS

  The table below* has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and notes thereto in the Statement of Additional Information or as previously stated in earlier reports. For further information about the performance of the Portfolios, see the Fund's December 31, 1996 Management's Discussion and Analysis which appears under the caption "Financial Statements" in the Statement of Additional Information.

                                                     STATE STREET RESEARCH GROWTH PORTFOLIO
                         ----------------------------------------------------------------------------------------------------------
                           FOR THE     FOR THE     FOR THE    FOR THE   FOR THE   FOR THE   FOR THE    FOR THE   FOR THE   FOR THE
                            YEAR         YEAR       YEAR        YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR
                            ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED
                          DECEMBER     DECEMBER   DECEMBER    DECEMBER  DECEMBER  DECEMBER  DECEMBER   DECEMBER  DECEMBER  DECEMBER
                          31, 1996     31, 1995   31, 1994    31, 1993  31, 1992  31, 1991  31, 1990   31, 1989  31, 1988  31, 1987
                          --------     --------   --------    --------  --------  --------  --------   --------  --------  --------
SELECTED DATA FOR A
 SHARE OF CAPITAL STOCK
 OUTSTANDING THROUGHOUT
 THE PERIOD:
NET ASSET VALUE:
 Beginning of period...  $     27.56  $    21.81  $   23.27   $  21.72  $  21.56  $  17.20  $  19.34   $  14.64  $  13.89  $  13.72
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Income From Investment
 Operations
 Net investment income.          .36         .35        .30        .28       .34       .41       .51        .54       .71       .37
 Net realized and
  unrealized
  gain (loss)..........         5.78        6.83      (1.06)      3.24      2.13      5.39     (2.15)      4.81       .78       .63
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Total From Investment
 Operations............         6.14        7.18       (.76)      3.52      2.47      5.80     (1.64)      5.35      1.49      1.00
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Less Distributions
 Dividends from net
  investment income....         (.36)       (.35)      (.30)      (.28)     (.29)     (.42)     (.50)      (.52)     (.74)     (.35)
 Dividends from net
  realized capital
  gains................        (2.83)      (1.08)      (.40)     (1.69)    (2.02)    (1.02)       --       (.13)       --      (.48)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Total Distributions....        (3.19)      (1.43)      (.70)     (1.97)    (2.31)    (1.44)     (.50)      (.65)     (.74)     (.83)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
NET ASSET VALUE: End of
 period................  $     30.51  $    27.56  $   21.81   $  23.27  $  21.72  $  21.56  $  17.20   $  19.34  $  14.64  $  13.89
                         ===========  ==========  =========   ========  ========  ========  ========   ========  ========  ========
 Total Return..........        22.18%      33.14%     (3.25)%    14.40%    11.56%    33.09%    (8.50)%    36.64%    10.69%     7.19%
 Net assets at end of
  period...............  $ 1,597,728  $1,094,751  $ 746,433   $640,413  $351,028  $232,160  $153,255   $140,279  $ 99,982  $ 96,177
  (In Thousands)
SIGNIFICANT RATIOS:
 Operating expenses to
  average net assets...         0.29%       0.31%      0.32%      0.28%     0.25%     0.25%     0.25%      0.25%     0.25%     0.25%
 Net investment income
  to average net
  assets...............         1.29%       1.46%      1.40%      1.19%     1.52%     2.04%     2.83%      2.98%     4.83%     2.30%
 Portfolio turnover
  (Note 1).............        93.05%      42.52%     57.27%     66.27%    63.74%    62.29%    39.86%     58.01%    51.21%    45.36%
 Average broker
  commisson rate (Note
  2)...................  $    0.0578          --         --         --        --        --        --         --        --        --
                                                     STATE STREET RESEARCH INCOME PORTFOLIO
                         ----------------------------------------------------------------------------------------------------------
                           FOR THE     FOR THE     FOR THE    FOR THE   FOR THE   FOR THE   FOR THE    FOR THE   FOR THE   FOR THE
                            YEAR         YEAR       YEAR        YEAR      YEAR      YEAR      YEAR       YEAR      YEAR      YEAR
                            ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED      ENDED     ENDED     ENDED
                          DECEMBER     DECEMBER   DECEMBER    DECEMBER  DECEMBER  DECEMBER  DECEMBER   DECEMBER  DECEMBER  DECEMBER
                          31, 1996     31, 1995   31, 1994    31, 1993  31, 1992  31, 1991  31, 1990   31, 1989  31, 1988  31, 1987
                          --------     --------   --------    --------  --------  --------  --------   --------  --------  --------
SELECTED DATA FOR A
 SHARE OF CAPITAL STOCK
 OUTSTANDING THROUGHOUT
 THE PERIOD:
NET ASSET VALUE:
 Beginning of period...       $12.73      $11.32     $12.59     $12.22    $12.32    $11.16    $11.10     $10.58    $10.47    $13.74
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Income From Investment
 Operations
 Net investment income.         0.82         .83        .91        .83       .90       .94      1.16        .99       .95       .97
 Net realized and
  unrealized gain
  (loss)...............        (0.36)       1.38      (1.31)       .86      (.05)     1.14      (.05)       .41       .02     (1.27)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Total From Investment
 Operations............         0.46        2.21       (.40)      1.69       .85      2.08      1.11       1.40       .97      (.30)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Less Distributions
 Dividends from net
  investment income....        (0.81)       (.80)      (.87)      (.88)    ( .71)     (.92)    (1.05)      (.88)     (.86)    (1.76)
 Dividends from net
  realized capital
  gains................        (0.02)         --         --       (.44)     (.24)       --        --         --        --     (1.21)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
Total Distributions....        (0.83)       (.80)      (.87)     (1.32)     (.95)     (.92)    (1.05)      (.88)     (.86)    (2.97)
                         -----------  ----------  ---------   --------  --------  --------  --------   --------  --------  --------
NET ASSET VALUE: End of
 period................       $12.36      $12.73     $11.32     $12.59    $12.22    $12.32    $11.16     $11.10    $10.58    $10.47
                         ===========  ==========  =========   ========  ========  ========  ========   ========  ========  ========
 Total Return..........         3.60%      19.55%     (3.15)%    11.36%     6.91%    17.31%    10.03%     13.35%     9.28%   (1.87%)
 Net assets at end of
  period...............  $   383,395  $  349,913  $ 275,659   $299,976  $156,245  $ 87,412  $ 54,531   $ 48,629  $ 35,670  $ 27,800
  (In Thousands)
SIGNIFICANT RATIOS:
 Operating expenses to
  average net assets...         0.32        0.34%      0.35%      0.32%     0.25%     0.25%     0.25%      0.25%     0.25%     0.25%
 Net investment income
  to average net assets
  .....................         6.64%       7.01%      7.02%      6.39%     7.16%     7.61%     9.80%      8.81%     8.26%     8.34%
 Portfolio turnover
  (Note 1).............        92.90%     102.88%    141.15%    136.98%   151.74%    78.87%    82.93%     51.03%    74.10%    79.59%

----------------
* Footnotes appear on Page 6.

                                 PROSPECTUS 3

                                                       METLIFE MONEY MARKET PORTFOLIO
                          --------------------------------------------------------------------------------------------------
                          FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE
                            YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER
                          31, 1996  31, 1995  31, 1994  31, 1993  31, 1992  31, 1991  31, 1990  31, 1989  31, 1988  31, 1987
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SELECTED DATA FOR A
 SHARE OF CAPITAL STOCK
 OUTSTANDING THROUGHOUT
 THE PERIOD:
NET ASSET VALUE:
 Beginning of period....    $10.45   $10.48     $10.49    $10.52    $10.59    $10.67    $10.49    $10.32    $10.18    $10.78
                          --------  -------   --------  --------  --------  --------  --------  --------  --------  --------
Income From Investment
 Operations
Net investment income...       .53      .59        .40       .28       .39       .57       .86       .95       .76       .64
                          --------  -------   --------  --------  --------  --------  --------  --------  --------  --------
Total From Investment
 Operations.............       .53      .59        .40       .28       .39       .57       .86       .95       .76       .64
                          --------  -------   --------  --------  --------  --------  --------  --------  --------  --------
Less Distributions
Dividends from net
 investment income......      (.54)    (.62)      (.41)     (.31)     (.46)     (.65)     (.68)     (.78)     (.62)    (1.24)
                          --------  -------   --------  --------  --------  --------  --------  --------  --------  --------
Total Distributions.....      (.54)    (.62)      (.41)     (.31)     (.46)     (.65)     (.68)     (.78)     (.62)    (1.24)
                          --------  -------   --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE: End of
 period.................    $10.44   $10.45     $10.48    $10.49    $10.52    $10.59    $10.67    $10.49    $10.32    $10.18
                          ========  =======   ========  ========  ========  ========  ========  ========  ========  ========
Total Return............      5.01%    5.59%      3.85%     2.90%     3.73%     6.10%     8.23%     9.28%     7.55%     6.22%
Net assets at end of
 period.................   $41,637  $40,456    $39,961   $44,321   $55,412   $70,946   $78,014   $41,779   $26,907   $17,147
 (In Thousands)
SIGNIFICANT RATIOS:
Operating expenses to
 average net assets.....      0.43%    0.49%      0.44%     0.38%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
Net investment income to
 average net assets.....      4.92%    5.39%      3.76%     2.85%     3.68%     5.93%     7.68%     8.82%     7.33%     6.06%
Portfolio turnover .....       N/A      N/A        N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A

                                                  STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
                         --------------------------------------------------------------------------------------------------------
                          FOR THE      FOR THE    FOR THE    FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE   FOR THE
                            YEAR         YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                           ENDED        ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          DECEMBER     DECEMBER   DECEMBER   DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER
                          31, 1996     31, 1995   31, 1994   31, 1993  31, 1992  31, 1991  31, 1990  31, 1989  31, 1988  31, 1987
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
SELECTED DATA FOR A
 SHARE OF CAPITAL STOCK
 OUTSTANDING THROUGHOUT
 THE PERIOD:
NET ASSET VALUE:
 Beginning of period....     $15.95       $13.40    $14.41     $13.58    $13.61    $11.47    $12.16    $10.58    $10.34    $10.34
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net investment income..        .55          .59       .51        .46       .53       .62       .68       .75       .73       .56
 Net realized and
  unrealized gain
  (loss)................       1.77         3.02      (.95)      1.58       .74      2.23      (.68)     1.54       .23      (.18)
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
Total From Investment
 Operations.............       2.32         3.61      (.44)      2.04      1.27      2.85       .00      2.29       .96       .38
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
Less Distributions
 Dividends from net
  investment income.....       (.53)        (.58)     (.50)      (.54)     (.55)     (.62)     (.69)     (.71)     (.72)     (.38)
 Dividends from net
  realized capital
  gains.................      (1.07)        (.48)     (.07)      (.67)     (.75)     (.09)       --        --        --        --
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
Total Distributions.....      (1.60)       (1.06)     (.57)     (1.21)    (1.30)     (.71)     (.69)     (.71)     (.72)     (.38)
                         ----------   ----------  --------   --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE: End of
 period.................     $16.67       $15.95    $13.40     $14.41    $13.58    $13.61    $11.47    $12.16    $10.58    $10.34
                         ==========   ==========  ========   ========  ========  ========  ========  ========  ========  ========
 Total Return...........      14.52%       27.03%    (3.06)%    12.75%     9.48%    24.84%     0.00%    21.76%     9.25%     3.63%
 Net assets at end of
  period................ $1,448,841   $1,114,834  $892,826   $743,798  $334,480  $232,276  $184,879  $172,968  $134,303  $112,867
  (In Thousands)
SIGNIFICANT RATIOS:
 Operating expenses to
  average net assets....       0.29%        0.31%     0.32%      0.29%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
 Net investment income
  to average net
  assets................       3.38%*       3.92%     3.66%      3.16%     3.85%     4.94%     5.74%     6.30%     6.64%     5.27%
 Portfolio turnover
  (Note 1)..............      91.07%       79.29%    96.49%     95.84%   114.67%    70.56%    62.51%    50.61%    70.14%    61.30%
 Average broker
  commission rate (Note
  2)....................    $0.0578          --        --         --        --        --        --        --        --        --

-------
* Footnotes appear on Page 6.

                                  PROSPECTUS 4

                                                     STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------------------
                   FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                      ENDED         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                     DECEMBER      DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER     DECEMBER
                     31, 1996      31, 1995     31, 1994     31, 1993     31, 1992     31, 1991     31, 1990     31, 1989
                   ------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------
SELECTED DATA FOR
 A SHARE OF
 CAPITAL STOCK
 OUTSTANDING
 THROUGHOUT THE
 PERIOD:
NET ASSET VALUE:
 Beginning of
 period..........       $25.87       $22.05       $22.54       $19.52       $18.11       $10.95       $12.41       $10.42
                    ----------     --------     --------     --------     --------     --------     --------     --------
Income From
 Investment
 Operations
 Net investment
  income.........        (0.02)        (.01)         .05          .04          .08          .06          .15          .20
 Net realized and
  unrealized gain
  (loss).........         2.01         6.50         (.48)        5.06         1.77         7.25        (1.43)        3.00
                    ----------     --------     --------     --------     --------     --------     --------     --------
Total From
 Investment
 Operations......         1.99         6.49         (.43)        5.10         1.85         7.31        (1.28)        3.20
                    ----------     --------     --------     --------     --------     --------     --------     --------
Less
 Distributions
 Dividends from
  net investment
  income.........           --           --         (.05)        (.06)        (.10)        (.07)        (.14)        (.14)
 Dividends from
  net realized
  capital gains..        (0.75)       (2.67)        (.01)       (2.02)        (.34)        (.08)        (.04)       (1.07)
                    ----------     --------     --------     --------     --------     --------     --------     --------
Total
 Distributions...        (0.75)       (2.67)        (.06)       (2.08)        (.44)        (.15)        (.18)       (1.21)
                    ----------     --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE:
 End of period...       $27.11       $25.87       $22.05       $22.54       $19.52       $18.11       $10.95       $12.41
                    ==========     ========     ========     ========     ========     ========     ========     ========
 Total Return....         7.72%       29.50%       (1.88)%      22.63%       10.39%       66.41%      (10.34)%      30.94%
 Net assets at
  end of period..   $1,321,849     $958,915     $590,047     $387,949     $129,249     $ 45,858     $ 15,409     $ 11,280
  (In Thousands)
SIGNIFICANT
 RATIOS:
 Operating
  expenses to
  average net
  assets.........         0.79%        0.81%        0.82%        0.79%        0.75%        0.75%        0.75%        0.75%
 Net investment
  income to
  average net
  assets.........        (0.11)%      (0.06%)       0.24%        0.18%        0.46%        0.45%        1.41%        1.41%
 Portfolio
  turnover (Note
  1) ............       221.23%      255.83%      186.52%      120.82%      100.95%      146.12%      271.31%      226.39%
 Average broker
  commission rate
  (Note 2).......      $0.0576          --           --           --           --           --           --           --

                                                     STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
                   ---------------
                    FOR THE PERIOD
                    APRIL 29, 1988
                     TO DECEMBER
                       31, 1988
                    --------------
SELECTED DATA FOR
 A SHARE OF
 CAPITAL STOCK
 OUTSTANDING
 THROUGHOUT THE
 PERIOD:
NET ASSET VALUE:
 Beginning of
 period..........       $10.00
                        ------
Income From
 Investment
 Operations
 Net investment
  income.........          .16
 Net realized and
  unrealized gain
  (loss).........          .36
                        ------
Total From
 Investment
 Operations......          .52
                        ------
Less
 Distributions
 Dividends from
  net investment
  income.........         (.10)
 Dividends from
  net realized
  capital gains..          --
                        ------
Total
 Distributions...         (.10)
                        ------
NET ASSET VALUE:
 End of period...       $10.42
                        ======
 Total Return....         5.21%
 Net assets at
  end of period..       $4,738
  (In Thousands)
SIGNIFICANT
 RATIOS:
 Operating
  expenses to
  average net
  assets.........         0.75%*
 Net investment
  income to
  average net
  assets.........         2.06%*
 Portfolio
  turnover (Note
  1) ............        94.35%
 Average broker
  commission rate
  (Note 2).......          --

                                              METLIFE STOCK INDEX PORTFOLIO
                           ------------------------------------------------------------------------- -------------------
                            FOR THE    FOR THE   FOR THE   FOR THE   FOR THE   FOR THE     FOR THE
                              YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      PERIOD
                             ENDED      ENDED     ENDED     ENDED     ENDED     ENDED    MAY 1, 1990
                            DECEMBER   DECEMBER  DECEMBER  DECEMBER  DECEMBER  DECEMBER  TO DECEMBER
                            31, 1996   31, 1995  31, 1994  31, 1993  31, 1992  31, 1991   31, 1990
                           ----------  --------  --------  --------  --------  --------  -----------
SELECTED DATA FOR A SHARE
 OF CAPITAL STOCK
 OUTSTANDING
 THROUGHOUT THE PERIOD:
NET ASSET VALUE:
 Beginning of period.....      $18.56    $13.87    $14.25    $13.27    $12.76    $9.96     $10.00
                           ----------  --------  --------  --------  --------  -------     ------
Income From Investment
 Operations
 Net investment income...        0.33       .32       .33       .35       .36      .35        .23
 Net realized and
  unrealized gain (loss).        3.88      4.79      (.17)      .98       .60     2.82       (.05)
                           ----------  --------  --------  --------  --------  -------     ------
Total From Investment
 Operations..............        4.21      5.11       .16      1.33       .96     3.17      10.18
                           ----------  --------  --------  --------  --------  -------     ------
Less Distributions
 Dividends from net
  investment income......       (0.33)     (.32)     (.32)     (.35)     (.26)    (.37)      (.22)
 Dividends from net
  realized capital gains.       (0.21)     (.10)     (.22)      --       (.19)     --         --
                           ----------  --------  --------  --------  --------  -------     ------
Total Distributions......       (0.54)     (.42)     (.54)     (.35)     (.45)    (.37)      (.22)
                           ----------  --------  --------  --------  --------  -------     ------
NET ASSET VALUE: End of
 period..................      $22.23    $18.56    $13.87    $14.25    $13.27   $12.76      $9.96
                           ==========  ========  ========  ========  ========  =======     ======
 Total Return............       22.66%    36.87%     1.18%     9.54%     7.44%   29.76%      1.95%
 Net assets at end of
  period.................  $1,122,297  $635,823  $363,001  $282,700  $144,692  $54,183     $6,956
  (In Thousands)
SIGNIFICANT RATIOS:
 Operating expenses to
  average net assets.....        0.30%     0.32%     0.33%     0.32%     0.25%    0.24%      0.25%*
 Net investment income to
  average net assets.....        1.91%     2.22%     2.51%     2.51%     2.74%    2.98%      4.12%*
 Portfolio turnover (Note
  1).....................       11.48%     6.35%     6.55%    13.99%    17.54%    1.18%      3.50%
 Average broker
  commission rate (Note
  2).....................     $0.0204       --        --        --        --       --         --

-------
 *Footnotes appear on page 6

                                  PROSPECTUS 5

                                      GFM INTERNATIONAL STOCK PORTFOLIO
                           --------------------------------------------------------------- -------------------
                           FOR THE    FOR THE   FOR THE   FOR THE   FOR THE      FOR THE
                             YEAR       YEAR      YEAR      YEAR      YEAR       PERIOD
                            ENDED      ENDED     ENDED     ENDED     ENDED     MAY 1, 1991
                           DECEMBER   DECEMBER  DECEMBER  DECEMBER  DECEMBER   TO DECEMBER
                           31, 1996   31, 1995  31, 1994  31, 1993  31, 1992    31, 1991
                           --------   --------  --------  --------  --------   -----------
SELECTED DATA FOR A SHARE
 OF CAPITAL STOCK
 OUTSTANDING
 THROUGHOUT THE PERIOD:
NET ASSET VALUE:
 Beginning of period.....    $12.29     $12.30    $12.33     $8.63    $9.71       $10.00
                           --------   --------  --------  --------  -------      -------
Income From Investment
 Operations
 Net investment income...      0.07        .03       .08       .02      .05          .05
 Net realized and
  unrealized gain (loss).     (0.28)       .07       .54      4.52    (1.04)        (.20)
                           --------   --------  --------  --------  -------      -------
Total From Investment
 Operations..............     (0.21)       .10       .62      4.54     (.99)        9.85
                           --------   --------  --------  --------  -------      -------
Less Distributions
 Dividends from net
  investment income......       --        (.04)      --       (.26)    (.09)        (.14)
 Dividends from net
  realized capital gains.     (0.13)      (.07)     (.65)     (.58)     --           --
                           --------   --------  --------  --------  -------      -------
Total Distributions......     (0.13)      (.11)     (.65)     (.84)    (.09)        (.14)
                           --------   --------  --------  --------  -------      -------
NET ASSET VALUE: End of
 period..................    $11.95     $12.29    $12.30    $12.33    $8.63        $9.71
                           ========   ========  ========  ========  =======      =======
 Total Return............     (1.77)%     0.84%     5.08%    47.76%  (10.21)%      (1.55)%
 Net assets at end of
  period.................  $303,826   $297,461  $272,952  $120,781  $18,998      $10,809
  (In Thousands)
SIGNIFICANT RATIOS:
 Net expenses to average
  net assets.............      0.97%      1.01%     1.04%     1.14%    0.97%        0.97%*
 Operating expenses to
  average net assets
  before voluntary
  expense reimbursements.       N/A        N/A       N/A      1.15%     N/A          N/A
 Net investment income to
  average net assets.....      0.56%      0.21%     0.08%     0.15%    0.80%        1.01%*
 Net investment income to
  average net assets
  before voluntary
  expense reimbursements.       N/A        N/A       N/A      0.15%     N/A          N/A
 Portfolio turnover (Note
  1) ....................    116.67%     86.24%    65.84%    88.90%   65.00%       29.41%
 Average broker
  commission rate (Note
  2).....................  $ 0.0037        --        --        --       --           --

-------

Notes:

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
  * Ratios have been determined based on annualized operating results for the period. Twelve months results may be different.
  (1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 are as follows:

                                               PURCHASES    SALES OF SECURITIES
                                             -------------- -------------------
       State Street Research Growth Portfo-
        lio................................. $1,348,105,796   $1,208,264,280
       State Street Research Income Portfo-
        lio.................................    332,786,481      293,974,932
       State Street Research Diversified
        Portfolio...........................  1,224,380,985    1,081,252,639
       State Street Research Aggressive
        Growth
        Portfolio...........................  2,668,086,800    2,444,822,359
       MetLife Stock Index Portfolio........    424,005,842       98,565,577
       GFM International Stock Portfolio....    418,140,220      342,539,121

  (2) Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.
  See Notes to Financial Statements.


                                 PROSPECTUS 6

 ...............................................................
INVESTMENTS IN THE PORTFOLIOS
 ................................................................................

INVESTMENT OBJECTIVES AND GENERAL INVESTMENT POLICIES

  Each Portfolio of the Fund has different general investment objectives, which are described below, and different rates of portfolio turnover. The rate of portfolio turnover, however, will not be a limiting factor when it is deemed appropriate to purchase or sell securities for a Portfolio. Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. To the extent that brokerage commissions and transaction costs are incurred in buying and selling portfolio securities, the rate of portfolio turnover could affect each Portfolio's net asset value. The historical rates of portfolio turnover for the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, and GFM International Stock Portfolios are set forth in the Financial Highlights.

  Also, the Fund intends to comply with the various requirements of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. (See "Dividends, Distributions and Taxes.") Among such requirements is a limitation that less than 30% of the amount of gross income which each Portfolio may derive from gain on the sale or other disposition of instruments may be with respect to instruments held for less than three months. Accordingly, the ability of any Portfolio to effect certain short-term portfolio transactions may be limited. The Fund also intends to comply with the diversification requirements of the Internal Revenue Code (see "Taxes" in the Statement of Additional Information).

  Each Portfolio which invests in equity securities may invest up to 10% of its total assets in shares of other investment companies (up to 5% of which may be invested in any single investment company), including unit investment trusts that issue shares representing separate rights to capital appreciation and dividends in respect of the common stock of various issuers. Such investments may in effect include the payment of duplicative management or other fees. Other limitations may apply (see "Certain Investment Limitations" in the Statement of Additional Information).

  Since investment involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. Contract owners should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before purchasing a Contract and allocating amounts thereunder to particular Portfolios.

  The prices of the types of securities usually purchased for the State Street Research Growth, State Street Research Aggressive Growth, MetLife Stock Index and GFM International Stock Portfolios and, to some extent, for the State Street Research Diversified Portfolio tend to fluctuate more than the prices of the securities usually purchased for the State Street Research Income Portfolio or the MetLife Money Market Portfolio. Therefore, the net asset value of these first five Portfolios may experience greater short-term and long-term variations than the last two listed Portfolios.

  While certain of the investment techniques, instruments and risks associated with each Portfolio are included in the discussion that follows, further information on these subjects appears under the headings "Fundamental Investment Policies" and "Certain Investment Practices" in this Prospectus.

State Street Research Growth Portfolio

  The State Street Research Growth Portfolio seeks long-term growth of capital and income, and moderate current income. The State Street Research Growth Portfolio will seek to achieve a superior overall return, while at the same time attempting to minimize the effects of significant stock market declines.

  It is anticipated that there will be a mix of assets in the State Street Research Growth Portfolio. A portion of the State Street Research Growth Portfolio may be invested in equity securities of good quality and in well-established companies where the stock price is considered to represent good value, based on factors including historical investment standards, such as price/book value ratios and price/earnings ratios. Another portion of the State Street Research Growth Portfolio may be invested in smaller emerging growth companies. These are companies that are in the development stage of their life cycles and that are expected to achieve above-average earnings growth. Typically, these companies are benefiting from new developments in advanced technology or are providing new products and services to consumers. A third portion of the State Street Research Growth Portfolio may be held in short-term fixed income investments.

  The mix of assets in the State Street Research Growth Portfolio will vary with prevailing economic and market conditions. Consequently, the three portions of the State Street Research Growth Portfolio's assets will not be invested in any specified proportions. Generally, the greater portion of assets will be invested in equity securities of established companies. Up to 25% of the assets may be invested in securities convertible into common stocks. The State Street Research Growth Portfolio may acquire convertible securities and warrants.

                                  PROSPECTUS 7

 ...............................................................

  Investments in relatively smaller companies involve greater risk than is customarily associated with more established companies. These risks are discussed below under "State Street Research Aggressive Growth Portfolio." However, the State Street Research Growth Portfolio will endeavor to control risk by investing in a diversified group of companies and industries. The State Street Research Growth Portfolio will also seek to shift funds into short-term instruments of the type described in the first paragraph under "MetLife Money Market Portfolio" for defensive purposes in periods of adverse market conditions and in periods when short-term rates appear more attractive than prospective equity returns.

State Street Research Income Portfolio

  The primary investment objective of the State Street Research Income Portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk. An additional objective is preservation of capital. In seeking to achieve these objectives, the Portfolio will invest at least 75% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's Ratings Group (Standard & Poor's) or Moody's Investor Services Inc. (Moody's). (See "Investment Practices and Policies" in the Statement of Additional Information for a discussion of these ratings.) In the event that securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Metropolitan Life or State Street Research, such investment is considered appropriate under the circumstances.

  From time to time, up to 25% of the State Street Research Income Portfolio's total assets may be invested in straight debt securities which are not rated within the three highest grades of Standard & Poor's or Moody's as described above, or in convertible debt securities, convertible preferred and preferred stocks of companies, the senior securities of which have a rating within the three highest grades of Standard & Poor's or Moody's applicable to such securities. Debt securities within the top credit categories (i.e., rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's) comprise what are generally known as high-grade bonds. Medium-grade bonds (i.e., rated BBB by Standard & Poor's or Baa by Moody's) lack outstanding investment characteristics and also have speculative characteristics, but are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. Such debt securities, as well as those in higher grade categories, are generally known as investment grade securities.

  Bonds rated BB or B by Standard & Poor's or Ba or B by Moody's (generally known as lower-medium and lower grade bonds) are the lowest grades in which the Income Portfolio will invest and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower-medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for lower-medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain portfolio securities. See the Statement of Additional Information for further information concerning the ratings of debt securities.

  If at any time the State Street Research Income Portfolio purchases unrated investments, such investments would be purchased only if considered by the Fund's Board of Directors to be of comparable quality to the portfolio investments rated by a nationally recognized statistical rating organization ("NRSRO").

  The maturity of debt securities is considered long (ten years or more), intermediate (one to ten years), or short-term (twelve months or less). The proportion invested by the Portfolio in each category will generally vary depending upon an analysis of market values and trends by State Street Research.

  The State Street Research Income Portfolio will be subject to market risks resulting from changes in interest rates. However, the Portfolio's emphasis on high-grade bonds should, overall, minimize the financial risks of its investments. Moreover, the State Street Research Income Portfolio may forego attempting to achieve the highest levels of income in the short term in order to limit risk of loss.

  The State Street Research Income Portfolio will not directly purchase common stocks or warrants. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

                                  PROSPECTUS 8

 ...............................................................

  When prevailing market or economic conditions warrant, a portion of the State Street Research Income Portfolio may be invested in short-term instruments of the type described in the first paragraph under "MetLife Money Market Portfolio" below, to effectively utilize cash reserves.

MetLife Money Market Portfolio

  The investment objective of the MetLife Money Market Portfolio is to achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments. The MetLife Money Market Portfolio will invest in short-term United States government securities, government agency securities, bank certificates of deposit and bankers' acceptances, short-term corporate debt securities (such as commercial paper), variable amount master demand notes and repurchase and reverse repurchase agreements. The types of money market instruments in which the MetLife Money Market Portfolio may invest are described more fully in "Investment Practices and Policies," in the Statement of Additional Information.

  The MetLife Money Market Portfolio will limit its investments to securities that are determined to have "minimal credit risks" and that are "Eligible Securities." Eligible Securities have a remaining maturity at the time of purchase of not more than thirteen months. They are rated in one of the two highest rating categories by at least two NRSROs (or by the only NRSRO that has rated the security), or, if unrated, are of comparable quality. The MetLife Money Market Portfolio will not invest more than five percent of its assets in Eligible Securities which are not rated in the highest short-term rating category by at least two NRSROs (or by the only NRSRO that has rated the instrument), or comparable unrated securities ("Second Level Securities").

  In addition to the requirements set forth in fundamental investment policy number 1 under "Investment Practices and Policies" in the Statement of Additional Information, the MetLife Money Market Portfolio generally will not invest more than five percent of its assets in the securities of any one issuer, excluding United States government securities, measured at the time of purchase. Moreover, the Portfolio will invest no more than the greater of (i) one percent of its assets and (ii) one million dollars, in the Second Level Securities of any one issuer. Finally, the Portfolio will maintain a dollar weighted average maturity of not more than ninety days.

  The value of the securities in the MetLife Money Market Portfolio can be expected to vary inversely with the changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the MetLife Money Market Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

State Street Research Diversified Portfolio

  The investment objective of the State Street Research Diversified Portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research. State Street Research will manage the investments of the Portfolio as if they constituted the complete investment program of an investor. It is anticipated that State Street Research will vary the portion of the State Street Research Diversified Portfolio's assets invested in each type of security after considering economic conditions, the general level of common stock prices, interest rates, and other relevant considerations, including the risks of each type of security. The equity securities portion of the Portfolio will be similar in composition to and consist of securities that are permissible investments for the State Street Research Growth Portfolio, the fixed-income debt securities portion will be similar in composition to and consist of securities that are permissible investments for the State Street Research Income Portfolio, and the short-term money market instruments portion will consist of securities of a type described in the first paragraph under "MetLife Money Market Portfolio" above.

  There are no limitations with respect to the percent of the assets of the State Street Research Diversified Portfolio that may be invested in each of the three portions described above. Thus, from time to time it may invest entirely in equity securities, entirely in fixed-income debt securities, entirely in short-term money market instruments, or any combination of these types of securities in accordance with the full, complete and total discretion of State Street Research, subject to the oversight of Metropolitan Life and the Board of Directors of the Fund.

  The State Street Research Diversified Portfolio seeks to reduce the need of an investor in the Fund to consider in which of several types of investments various

                                 PROSPECTUS 9

 ...............................................................
amounts of his or her monies should be invested, depending on the current economic environment. This difficult task depends on the ability to select appropriate investments at the appropriate time in light of anticipated changes in market conditions. The State Street Research Diversified Portfolio also is designed to reduce the risks associated with investments in any one type of security by utilizing a variety of investments. However, the performance of the Portfolio will depend upon State Street Research's judgment and ability to structure the investments in the Portfolio to maximize return in anticipation of changing market conditions. Obviously, there is no assurance that such goals will be achieved.

State Street Research Aggressive Growth Portfolio

  The primary investment objective of the State Street Research Aggressive Growth Portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations. Current income is not a consideration in the selection of investments for the Portfolio.

  State Street Research considers emerging growth companies to be less mature companies that are growing substantially faster than the overall U.S. economy. The Portfolio will invest in those emerging growth companies believed to offer appreciation potential greater than the stock market as a whole. State Street Research considers securities to be undervalued or to be special situations when, for example, the stock of larger and more mature companies trade at prices below what State Street Research believes to be the companies' intrinsic value, and therefore offer the potential for above-average investment returns. State Street Research also seeks to identify securities that are undervalued due to adverse operating results, economic or industry conditions or unfavorable publicity. Securities are selected for the State Street Research Aggressive Growth Portfolio based on a continuous study of trends in industries and companies, earning power, growth features and other investment criteria.

  The State Street Research Aggressive Growth Portfolio may not be suitable for all investors because of the risks described below. Investing in stocks of companies that offer high appreciation potential involves greater risk than is customarily associated with investing in more established companies. Investment in relatively less mature companies involves certain risks since such companies often have limited product lines, markets or financial resources, and their management may lack depth of experience. The common stocks of less mature companies frequently are traded only on smaller securities exchanges or in the over-the-counter market. Therefore, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. The State Street Research Aggressive Growth Portfolio will also seek to shift funds into short-term instruments of the type described in the first paragraph under "MetLife Money Market Portfolio" for defensive purposes in periods of adverse market conditions and in periods when short-term rates appear more attractive than prospective equity returns.

MetLife Stock Index Portfolio

  The investment objective of the MetLife Stock Index Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P Index") (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the S&P Index. The S&P Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. In choosing the 500 stocks which are included in the S&P Index, Standard & Poor's Equity Services considers market values and industry diversification. Most of the stocks in the S&P Index are issued by companies among the largest, in terms of the aggregate market value of their outstanding stock, measured by the market price per share multiplied by the number of shares outstanding. Stocks that are not among the five hundred largest are included in the S&P Index for diversification purposes. Standard & Poor's Equity Services may, from time to time, add or remove stocks from the S&P Index. Standard & Poor's Equity Services is not a sponsor of, or in any other way affiliated with, the Fund.

  The MetLife Stock Index Portfolio attempts to duplicate the total return of the S&P Index while maintaining low transaction costs. The Portfolio will invest in equity securities that, as a group, reflect the composite performance of the S&P Index based on a computer program that tracks the performance of the various stocks in the S&P Index. As is the case with the S&P Index, the Portfolio will invest in both dividend paying and non-dividend paying common stocks. The Portfolio may not own, at the same time, each individual stock in the S&P Index. The Portfolio, upon commencement of operations, held about 350 of the stocks included in the S&P Index. Since the commencement of operations, the number has increased to include approximately 472 stocks included in the S&P Index as the Portfolio has grown in total

                                 PROSPECTUS 10

 ...............................................................
assets. As the total assets in the Portfolio continue to increase it is possible that the number of stocks held by the Portfolio may also increase to include all 500 stocks included in the S&P Index.

  The MetLife Stock Index Portfolio uses a correlation coefficient to measure the relationship between the performance of the Portfolio and the S&P Index. A perfect correlation would produce a coefficient of 1.00 which would be achieved when the Portfolio's net asset value, including the value of its dividends, increases or decreases in exact proportion to the change in the S&P Index. The Portfolio will attempt to maintain a target correlation coefficient of at least
 .95. If this target is in danger of not being achieved, the components of total return of both the Portfolio and the S&P Index would be broken down to determine the source of the difference so that corrective steps could be taken.

  The Portfolio may also diversify differently by industry segment (such as automotive industry, airline industry, electronics industry) than does the S&P Index. It is expected that initially approximately 60% of the assets in the Portfolio will be allocated based on a simple capitalization basis, with the remaining assets allocated on an industry weighted basis. The Portfolio will be rebalanced only if it deviates from the appropriate weightings by a certain percent depending on the particular stock or industry. The Portfolio will not purchase any common stock that is not included in the S&P Index.

  Under normal circumstances, at least 75% of the total assets of the Portfolio will be common stocks included in the S&P Index. (Circumstances that would not be considered normal include an unusual cash flow pattern such as an unexpectedly large inflow of cash which the portfolio manager is unable to invest quickly and completely in such stocks because of the amount of the cash, or a major catastrophe like atomic war or a natural disaster which prevents investment in common stocks.) A portion of the Portfolio may temporarily be invested in short-term investments of the type described in the first paragraph under "MetLife Money Market Portfolio", pending withdrawal or investment.

  The MetLife Stock Index Portfolio will not utilize a defensive investment approach in periods of adverse market conditions such as generally declining stock prices. Therefore, an investor participating in the Portfolio bears the risk of such adverse market conditions. The Portfolio's return may be lower than the return of the S&P Index because of brokerage and other transaction costs, other Portfolio or Fund expenses, and tracking error.

  The MetLife Stock Index Portfolio will not trade in securities for short-term profits. Generally, the Portfolio will only trade securities to reflect changes in the S&P Index or to carry out appropriate rebalancing for diversification purposes or to more closely track the return of the S&P Index.

GFM International Stock Portfolio

  The investment objective of the GFM International Stock Portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States ("U.S.") companies. Non-U.S. companies for these purposes are companies domiciled outside the United States. Current income is not a specific prerequisite in the selection of portfolio securities. Management will measure long-term growth in U.S. dollars. To achieve its objective, the GFM International Stock Portfolio will, under normal circumstances, invest at least 65% of its net assets in common stocks and equity-related securities of established larger capitalization non-U.S. companies having attractive long-term prospects for growth of capital. Equity-related securities in which the Portfolio may invest include: preferred stocks, securities convertible into or exchangeable for common stocks, and warrants. Up to 25% of the assets may be invested in securities convertible or exchangeable into common stocks. See "Other Investment Practices--Convertible Securities and Warrants" for a discussion of convertible securities. The GFM International Stock Portfolio may also invest up to 5% of its net assets in common stocks and equity-related securities of smaller capitalization emerging growth companies that GFM expects will achieve above-average long-term earnings growth. The GFM International Stock Portfolio may also acquire privately placed equity securities, limited to 5% of the Portfolio's net assets. The foregoing percentage limitations are as of the time of investment.

  Although the GFM International Stock Portfolio will be primarily invested in common stocks and equity-related securities of non-U.S. companies, to the extent it is not so invested, it may be invested in other types of securities, including: (i) high and medium quality debt securities of domestic and non-U.S. issuers rated at least Baa or its equivalent by an NRSRO or, if unrated, of comparable investment quality as determined by GFM and (ii) high-quality domestic and non-U.S. money market instruments, including repurchase agreements with non-U.S. banks and broker-dealers and "synthetic" money market positions. See "Other Investment Practices" for information concerning repurchase agreements and synthetic money market positions. Under normal market and economic conditions, the

                                 PROSPECTUS 11

 ...............................................................
Portfolio intends to invest primarily in non-U.S. equity and debt securities. Nevertheless, if current or anticipated political, market, or economic conditions warrant, the Portfolio may for temporary or defensive purposes invest in domestic money market instruments, debt securities, and equity securities without limitation.

  The common stocks and equity-related securities purchased by the GFM International Stock Portfolio are generally expected to be traded on a non-U.S. stock exchange or on an established over-the-counter market. The Portfolio will also invest in common stocks and equity-related securities of non-U.S. companies through the purchase of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and International Depository Receipts ("IDRs"). See "Foreign Securities" for a further discussion of these investments.

  The GFM International Stock Portfolio intends to invest primarily in securities denominated in currencies other than the U.S. dollar, may temporarily hold funds in bank deposits or money market investments denominated in non-U.S. currencies, and may receive interest, dividends, and sale proceeds in non-U.S. currencies. As a result, the Portfolio will engage in currency exchange transactions to convert currencies to or from U.S. dollars. These currency transactions may be on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. exchange market. To reduce risks associated with currency fluctuations, the Portfolio may also enter into forward foreign currency exchange contracts to purchase or sell selected currencies, may write covered put and call options on selected currencies, may purchase put or call options on selected currencies, may sell or purchase currency futures contracts, and may sell or purchase put or call options on currency futures contracts. Such transactions will be used for hedging purposes or to earn additional income, but in no event for leveraging purposes. See "Other Investment Practices" for information concerning these investment techniques and the manner in which they may be used by the Portfolio.

FUNDAMENTAL INVESTMENT POLICIES

  The Fund has adopted the following fundamental policies relating to the investment of assets of the Portfolios and their activities. Additional fundamental investment policies are described in the Fund's Statement of Additional Information at "Investment Practices and Policies." The fundamental policies discussed below and in the Statement of Additional Information, unlike the general objectives and policies discussed above, may not be changed without approval by the requisite vote of the outstanding voting shares of each Portfolio affected. Unless otherwise indicated, all restrictions apply at the time of purchase.

  No Portfolio may:

    1. write call options which are not covered options (see "Writing Covered Put and Call Options and Purchasing Put and Call Options" under "Other Investment Practices");

    2. (except for the GFM International Stock Portfolio, which may write covered put options) write put options, except to close out option positions previously entered into;

    3. invest in commodities or commodity contracts, except that: (i) any Portfolio that invests in equity securities may purchase and sell stock index futures contracts, may write covered call options and purchase put and call options on such stock index futures contracts and may enter into closing transactions with respect to such options; (ii) all Portfolios may purchase and sell interest rate futures contracts, may write covered call options and purchase put and call options on such interest rate futures contracts and may enter into closing transactions with respect to such options; (iii) all Portfolios may write covered call options and purchase put and call options on indices and may enter into closing transactions with respect to such options, to the extent that investment in a particular index is economically appropriate for the management of the Portfolio's underlying securities and consistent with its investment objective(s) and policies; and
  (iv) the GFM International Stock Portfolio may purchase and sell stock index, interest rate, and currency futures contracts, may write covered put and call options on such futures contracts, may purchase put and call options on such futures contracts, and may enter into closing transactions with respect to options on such futures contracts;

    4. make loans, provided, however, that this restriction shall not prohibit a Portfolio from (a) entering into repurchase agreements (see "Investment Practices and Policies" in the Statement of Additional Information), (b) purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors (whether or not publicly distributed) and (c) making loans of its portfolio securities or other assets which do not thereupon cause in excess of 20% of the value of the Portfolio's total assets to consist of loaned securities or assets (see "Lending of Portfolio Securities" in the Statement of Additional Information for a discussion of additional risks associated with such practice); or

                                 PROSPECTUS 12

 ...............................................................

    5. (except for the GFM International Stock Portfolio, which may invest all of its assets in securities of foreign issuers) purchase securities of foreign issuers if more than 10% of the value of the Portfolio's total assets would thereupon be invested in such securities. However, up to 25% of the value of the Portfolio's total assets may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. (See "Foreign Securities" for a discussion of additional risks associated with such investments.)

OTHER INVESTMENT PRACTICES

  Writing Covered Put and Call Options and Purchasing Put and Call Options. In order to earn additional income or as a hedge against or to minimize anticipated declines in the value of its securities, each Portfolio may write
(sell) covered call options on securities and stock indices and may purchase call options to close out covered call options previously entered into. In addition, to earn additional income, the GFM International Stock Portfolio may write covered put options on securities and stock indices and may purchase put options to close out such covered put options previously written. The GFM International Stock Portfolio also may write covered call and covered put options on currencies and may purchase call and put options to close out covered put and covered call options previously written. The GFM International Stock Portfolio may write covered call and covered put options on currencies to hedge against anticipated declines in the exchange rate of the currencies in which the Portfolio's securities held or to be purchased are denominated or to earn additional income for the Portfolio.

  As a general matter, a call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid, the underlying security or currency at the exercise price during the option period. As a general matter, a put option gives the holder (purchaser) the right to sell and obligates the writer (seller) to purchase, in return for a premium paid, the underlying security or currency at the exercise price during the option period. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security. The Portfolio will write covered call options only with respect to equity securities, bonds, stock and bond indices and currencies which correlate with that Portfolio's particular portfolio securities.

  Options written by the Portfolios will be "covered" by segregating liquid assets with the Fund custodian that at all times at least equal the Fund's obligations under options it has written, by purchasing an appropriate offsetting option or other derivative instruments, or (in the case of a call option written by the Fund) owning the securities or other investments subject to the options.

  Each Portfolio may also purchase put and call options with respect to securities and indices that correlate with that Portfolio's securities and the GFM International Stock Portfolio may purchase put and call options on currencies that correlate with that Portfolio's investments. A Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or, with respect to the GFM International Stock Portfolio, the currencies in which its securities are denominated. As the holder of a put option with respect to individual securities or currencies, the Portfolio has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, the Portfolio has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index. A Portfolio may purchase call options in order to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, the Portfolio obtains the right to purchase the underlying security or currency at the exercise price at any time during the option period. With respect to options on an index, the holder of a call option obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

  Although these investment practices may be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the security or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options--the inability to effect closing transactions at favorable prices and the inability

                                 PROSPECTUS 13

 ...............................................................
to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options--the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options--possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of index options will depend upon the extent to which price movements in the portion of the securities portfolios being hedged correlate with price movements in the selected index. Perfect correlation may not be possible because the securities held or to be acquired by a Portfolio may not exactly match the composition of the index on which options are written. If the forecasts of the manager or a sub-investment manager, as applicable, regarding movements in securities prices, interest rates or exchange rates are incorrect, the Portfolio's investment results may have been better without the hedge. A more thorough description of these investment practices and their associated risks is contained in the Fund's Statement of Additional Information.

  The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" below.

  Futures Contracts and Options on Futures Contracts. All the Portfolios except the MetLife Stock Index Portfolio may purchase and sell futures contracts on debt securities and indices of debt securities (i.e. interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or as an efficient means to adjust their exposure to the bond market. The State Street Research Growth, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and GFM International Stock Portfolios may, where appropriate, enter into futures contracts on equity securities or stock indices to provide a hedge for a portion of that particular Portfolio's equity holdings or to enhance return. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions. The GFM International Stock Portfolio may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market.

  Each Portfolio may also write (sell) covered call options on, and purchase put and call options on, futures contracts of the type which that Portfolio is permitted to purchase or sell, and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The GFM International Stock Portfolio may also write covered put options on such futures contracts and may enter into closing transactions with respect to such options. In each case, options on futures contracts will be used only for the same purposes that the Portfolio may use futures contracts. The Portfolios will not enter into futures contracts or write options on futures for leveraging purposes and will only enter into futures contracts or related options that are traded on a recognized futures exchange. No Portfolio will enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's open futures contracts and options written on futures and premiums paid for unexpired options on futures contracts would exceed 5% of the value of that Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation.

  The use of futures contracts by the Portfolios entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Portfolio's income due to the use of hedging; possible reduction in value of both the securities or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities or currencies being hedged; and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the investment manager or a sub-investment manager, as applicable, regarding movements in securities prices, interest rates or exchange rates are incorrect, a Portfolio may have experienced better investment results without use of these instruments. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities. A further discussion of futures contracts and options and their associated risks is contained in the Statement of Additional Information.

  Foreign Securities. Subject to the restrictions contained in fundamental investment policy number 5 and each Portfolio's investment objectives and policies, each Portfolio may purchase securities of foreign issuers (including foreign governments) or securities denominated in foreign currencies.

                                 PROSPECTUS 14

 ...............................................................

  When investing in common stocks and equity-related securities of foreign issuers, the Portfolios may purchase ADRs, EDRs, IDRs and GDRs. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs and IDRs are receipts issued in Europe, generally by a non-U.S. bank, or trust company, that evidence ownership of non-U.S. securities. GDRs are securities convertible into equity securities of foreign issuers. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are traded on non-U.S. exchanges or in non-U.S. over-the-counter markets and, generally, are in bearer form. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities because (i) ADRs are U.S. dollar-denominated investments which are registered domestically, easily transferable, and for which market quotations are generally readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting, and financial reporting standards as domestic issuers.

  Each Portfolio may also, in accordance with its specific investment objectives, policies and restrictions, purchase high-quality U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the U.S. over-the-counter market (e.g. Yankee securities), or may be registered abroad and traded exclusively in foreign markets (e.g. Eurodollar securities).

  Although investments in foreign securities by each Portfolio may reduce overall risk by providing further diversification, investments in securities of foreign issuers, particularly non-governmental issuers, involve certain specific risks which are not ordinarily associated with investments in domestic issuers. The securities of non-U.S. issuers held by the Portfolios generally will not be registered under, nor will the issuers thereof be subject to, the reporting requirements of the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Companies outside the United States are not subject to the same accounting, auditing, and financial reporting standards, practices, and requirements applicable to domestic companies. Stock markets outside the United States may not be as developed or as efficient as those in the United States, and government supervision and regulation of those stock markets and brokers is not identical to that in the United States. The securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies, and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States, which might present liquidity concerns. Further, fixed brokerage commissions on certain non-U.S. stock exchanges are generally higher than negotiated commissions on United States exchange-listed securities, and custodial costs with respect to these securities generally exceed domestic costs. In addition, with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolios, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Further, the value of each Portfolio's securities denominated in foreign currencies will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies.

  The investment manager or a sub-investment manager, as applicable, will consider these and other factors before investing in foreign securities, and no such investments will be made unless, in their view, the potential benefits to a Portfolio are deemed to outweigh the risks and such investments will meet the policies, standards and objectives of a particular Portfolio.

  Forward Foreign Currency Exchange Contracts. When the Portfolios invest in securities denominated in currencies other than U.S. dollars, such securities may be affected favorably or unfavorably by changes in currency rates. Each Portfolio (except the MetLife Stock Index Portfolio) may use forward foreign currency exchange contracts ("forward currency contracts") to hedge the currency risk relating to securities denominated or traded in a foreign currency that are purchased, sold, or held by that Portfolio. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Except as discussed in the following paragraph, the Portfolios may enter into forward currency contracts under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, that Portfolio may be able to protect itself against a possible loss, between the

                                 PROSPECTUS 15

 ...............................................................
trade date and the settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of foreign currency. However, this practice may limit potential gains which might result from a positive change in such currency relationships. Second, when the management for a Portfolio believes that the currency of a particular country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), that Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of that Portfolio's securities denominated in or exposed to foreign currency. Portfolios that invest in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect a Portfolio's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the Portfolio's total return could be reduced. The forecasting of currency market movements is extremely difficult and whether such a hedging strategy will be successful is highly uncertain.

  The GFM International Stock Portfolio may enter into forward currency contracts for non-hedging purposes, provided that no more than 5%, at the time of investment, of the Portfolio's assets will be committed to such transactions.

  Synthetic Non-U.S. Money Market Positions. Money market securities denominated in foreign currencies are permissible investments of the GFM International Stock Portfolio. In addition to, or in lieu of, direct investment in such securities, the GFM International Stock Portfolio may construct a synthetic non-U.S. money market position by (i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

  Diversification of Investment in Foreign Countries. The GFM International Stock Portfolio intends to broadly diversify its holdings by both the number of companies and the countries in which it will invest. Under normal circumstances, the GFM International Stock Portfolio expects to have investments in at least three different countries outside the U.S. No more than 20% of net assets of a Portfolio will be invested in any one country at any one time except that an additional 15% of net assets may be invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom, or Germany. Each Portfolio has no other set limits related to the geography of its investments and expects to invest in companies located in Europe, the Pacific Basin, and Latin America. When allocating investments among geographic regions and individual countries, GFM, as applicable, considers various factors, such as: prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

  Mortgage-Related Securities. The Portfolios may invest in Fannie Maes, Freddie Macs, Collateralized Mortgage Obligations ("CMOs"), and related securities, including Ginnie Maes and mortgage-backed securities. Such mortgage-related securities represent a direct or indirect interest in a pool of mortgages. They may be issued or guaranteed by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. In the event of sufficient early prepayments on the underlying mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, the early retirement of a particular class or series of CMOs held by a Portfolio could involve the loss of any premium the Portfolio paid when it acquired the investment and could result in the Portfolio's reinvesting the proceeds at a lower interest rate than the retired security paid. Because of the early retirement feature, mortgage-related securities may be more volatile than many other fixed-income investments. Also CMOs and other mortgage-backed securities are valued based on expected prepayment rates. Changing expectations about prepayment rates (due to changing interest rates or other factors) will result in higher or lower market values for these securities after they are purchased by a Portfolio. The foregoing characteristics can cause the market value of CMOs and other mortgage-backed securities to increase less in a decreasing interest rate environment and to decrease more in an increasing interest rate environment than would be the case with respect to otherwise comparable debt securities that are not subject to prepayment features.

                                 PROSPECTUS 16

 ...............................................................

  All of the Portfolios except for the MetLife Money Market Portfolio and MetLife Stock Index Portfolio also may purchase "IOs," which are entitled to the interest payments from a class or series of mortgage-related securities, and "POs," which are entitled to the principal payments. As compared with mortgage-related securities that provide for periodic interest payments, POs generally will experience greater increases in value in response to falling interest rates or increases in prepayment rates as originally estimated. Conversely, they will decrease in value more as a result of increasing interest rates or reductions from originally estimated prepayment rates. IOs also are highly volatile, and their value will generally change in the opposite direction from changes in the related POs' value as a result of changes in interest rates or prepayment rates as originally estimated. If the underlying mortgages are prepaid, the IOs have no further value and a Portfolio, therefore, may not recover all of its investment.

  Common and Preferred Stocks. Stocks represent shares of ownership in a company. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indexes. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants. Securities convertible into common stocks consist primarily of bonds or preferred stocks which have warrants attached or which are exchangeable into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

  Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Certain privately offered securities are Rule 144A securities which can be resold only to certain qualified institutional buyers. Private Placements may be illiquid and their sale may involve substantial delays and additional costs. The absence of a trading market may make it difficult to ascertain a market value for an illiquid or restricted investment. Rule 144A securities may be considered liquid under procedures adopted by the Fund's Board of Directors.

  Zero Coupon Securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Portfolio is required to distribute the income on zero coupon securities to Portfolio shareholders as the income accrues, even though the Portfolio is not receiving the income in cash on a current basis. Thus the Portfolio may have to sell other investments to obtain cash to make income distributions. Zero coupon securities are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

  Other Derivative Transactions. In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

  Index and currency swaps, caps, floors, and collars are similar to those described in the preceding paragraph, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in specified interest rate or currency indices.

  The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor

                                 PROSPECTUS 17

 ...............................................................
is there any fixed limit on the Portfolio's potential loss if it sells a cap, floor or collar. If a Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Portfolio will use these techniques only as a risk management tool and not for purposes of leveraging the Portfolio's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Portfolio will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Portfolio sell interest rate caps, floors or collars if it does not own securities providing the interest that the Portfolio may be required to pay.

  The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other Portfolio security transactions. If the sub-investment manager is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Portfolio. The sub-investment manager, however, will consider such risks and will enter into swap, cap, floor, and collar transactions only when it believes that the risks are not unreasonable.

  Purchasing Securities on a "When Issued" Basis. The purchase of securities on a "when issued" basis means that a Portfolio will enter into a commitment to buy the security before the security has been issued. The Portfolio's payment obligation and the interest rate on the security are determined when the Portfolio enters into the commitment. The security is typically delivered to the Portfolio 15 to 120 days later. No interest accrues on the security between the time the Portfolio enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of the loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery. If the Portfolio has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

MANAGEMENT OF THE FUND
 ...............................................................................

  The directors, in addition to reviewing the actions of the Fund's investment manager and sub-investment manager, as set forth below, decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. A listing of the Board of Directors and the officers of the Fund is set forth under "Directors and Officers" in the Statement of Additional Information.

  Metropolitan Life is the investment manager and principal underwriter and distributor for the Fund. Metropolitan Life also manages investment assets owned by it, by certain companies affiliated with it and by certain other entities. Metropolitan Life is a mutual life insurance company which sells insurance policies and annuity contracts. On December 31, 1996, it had total life insurance in force of approximately $1.6 trillion and total assets under management of approximately $298 billion. Metropolitan Life is the parent of Metropolitan Tower.

  State Street Research is the sub-investment manager with respect to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios. State Street Research is a Delaware corporation, and is a wholly-owned indirect subsidiary of Metropolitan Life, which currently provides investment research and management services to a family of mutual funds and a limited number of other substantial institutional clients, such as trustees for corporate pension plans, endowments and foundations. State Street Research has a history that dates to 1924, with the founding of America's second mutual fund. On December 31, 1996, State Street Research and its subsidiaries had investment arrangements in effect for about $41.7 billion in assets. State Street Research's fees for sub-investment management services are paid by Metropolitan Life.

  GFM is the sub-investment manager with respect to the GFM International Stock Portfolio. Formed in 1990, GFM is an English corporation and a subsidiary of Metropolitan Life. The firm was formed to provide

                                 PROSPECTUS 18

 ...............................................................
pension funds, 401(k) plans, foundations, endowments, corporations and financial institutions with a range of investment management services related to the international marketplace. On December 31, 1996, GFM had investment management arrangements in effect for over $1.518 billion in assets. GFM's fees for sub-investment management services are paid by Metropolitan Life.

  Metropolitan Life, subject to review by the Fund's Board of Directors, is responsible for the overall management of each Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for each Portfolio and day to day responsibility for making such decisions for the MetLife Money Market and the MetLife Stock Index Portfolios. State Street Research, subject to review by the Fund's Board of Directors and by Metropolitan Life, and any sub-investment manager that has been appointed for a Portfolio, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio. Metropolitan Life is also obligated to perform general administrative and management services for the Fund.

  For providing investment management services to each of the State Street Research Growth, State Street Research Income, State Street Research Diversified, MetLife Stock Index and MetLife Money Market Portfolios, Metropolitan Life receives monthly compensation from the Portfolios at an annual rate of .25% of the average daily value of the aggregate net assets of that Portfolio. For providing investment management services to the State Street Research Aggressive Growth Portfolio and the GFM International Stock Portfolio, Metropolitan Life receives monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of that Portfolio. The advisory fee payable by the State Street Research Aggressive Growth Portfolio is higher than advisory fees paid by many other investment companies of the same type, but the Fund's Board of Directors believes it to be justifiable in consideration of the extremely careful scrutiny and analysis necessary to select and continuously follow the kinds of investments in which such Portfolio engages in light of such Portfolio's investment objectives and policies. Moreover, the advisory fee is comparable to other investment companies with similar investment objectives.

  During 1994, 1995 and 1996, such fees aggregated $11,024,956, $14,648,069 and $20,845,048, respectively, for all of the Portfolios.

  For providing sub-investment management services with respect to the State Street Research Growth Portfolio and the State Street Research Diversified Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the particular Portfolio, of 1/2 of 1% for the first $5 million of Portfolio assets, 3/8 of 1% for the next $5 million of assets, 1/4 of 1% for the next $190 million of assets and 1/5 of 1% for assets above $200 million. For such services to the State Street Research Income Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the State Street Research Income Portfolio, of 1/4 of 1% for the first $25 million of Portfolio assets, 3/16 of 1% for the second $25 million of assets and 1/8 of 1% for assets above $50 million. For providing sub-investment management services for the State Street Research Aggressive Growth Portfolio, State Street Research receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the State Street Research Aggressive Growth Portfolio, of 3/4 of 1%. During 1994, 1995 and 1996, sub-investment management fees for the State Street Research Growth, State Street Research Income, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios aggregated $7,652,865, $10,412,735 and $14,979,746, respectively.

  For providing sub-investment management services for the GFM International Stock Portfolio, GFM receives from Metropolitan Life an annual percentage fee, calculated on the month ending value of the aggregate net assets of the GFM International Stock Portfolio, of .60%. During 1994, 1995 and 1996, sub-investment management fees for the GFM International Stock Portfolio aggregated $1,389,924, $1,634,069 and $1,868,362, respectively. The Fund has no responsibility for the payment of fees to State Street Research or GFM.

  John T. Wilson is the portfolio manager for the State Street Research Growth Portfolio and for the equity portion of the State Street Research Diversified Portfolio. Mr. Wilson is a member of the State Street Research Equity Group's Growth Team and a Vice President of the Firm. Mr. Wilson joined the Firm in 1996 as a portfolio manager. Before joining State Street Research, Mr. Wilson served as a portfolio manager with Phoenix Investment Counsel, Inc. He received a B.A. from Trinity College and an M.B.A. from Duke University. Mr. Wilson has six years of investment experience.

  Kim M. Peters manages the State Street Research Income Portfolio and the fixed income portion of the State Street Research Diversified Portfolio. Mr. Peters is the lead portfolio manager for the State Street Research Fixed Income Group's Corporate Team and is a Senior

                                 PROSPECTUS 19

 ...............................................................
Vice President of the firm. He joined State Street Research in 1986 as a security analyst, was named Vice President in 1993 and became Senior Vice President in 1994. Mr. Peters previously served as Registration and Compliance Specialist at the State Historical Society of Wisconsin. He earned an A.B. from Clark University, an M.S. from the University of Wisconsin and an M.B.A. from the University of Wisconsin Graduate School of Business. He has ten years of investment experience. Frederick R. Kobrick manages the State Street Research Aggressive Growth Portfolio. He is the lead portfolio manager for the State Street Research Equity Group's Aggressive Growth Team and a member of the Investment Research Committee. He joined State Street Research in 1985 as Vice President and became Senior Vice President in 1989. Previously, Mr. Kobrick served as a security analyst and portfolio manager at Thorndike, Doran, Paine & Lewis. He received a B.A. from Boston University and an M.B.A. from Harvard Business School. Mr. Kobrick has 25 years of investment experience.

  The GFM International Stock Portfolio is managed by Rosamunde M. Price, Steven J. Brunnock, Ian R. Vose, and Justin Donegan of GFM. Mrs. Price's,
Mr. Brunnock's and Mr. Donegan's principal occupation is portfolio manager with GFM. Mrs. Price and Mr. Brunnock have managed the Portfolio since its inception in January 1992 and have been with GFM since its formation in 1990. Mr. Donegan has been with GFM since October 1996. Mr. Vose's principal occupation is Chief Executive and Chief Investment Officer of GFM. For the five years prior to joining GFM, Mrs. Price served as Chief Investment Manager (Equities) at Deutsche Bank Capital Management (UK) Ltd., Senior Fund Manager at Nippon Credit International Ltd. and Investment Director of the Civil Aviation Authority Pension Fund. For the five years prior to joining GFM, Mr. Brunnock served as United Kingdom Portfolio Manager of MGM Assurance plc. For the five years prior to joining GFM, Mr. Vose served as Director of MG International Fund Management and Chief Investment Officer of MG-Tokai Bank Fund Management. For the five years prior to joining GFM, Mr. Donegan was self- employed as a financial consultant, a Japanese Portfolio Manager at Pictet Asset Management and a Far Eastern Portfolio Manager at Johnson Capital Management.

  Prior to May 16, 1993, Metropolitan Life was obligated to pay all expenses of each Portfolio that was in operation at the time. Since that date, the Fund has been obligated to pay all of its own expenses. However, Metropolitan Life reserves the right, in its sole discretion, to pay all or a portion of the expenses of the Fund or any of the Portfolios, and to terminate such voluntary payment at any time upon notice to the Board of Directors and affected shareholders of the Fund.

GENERAL INFORMATION ABOUT THE FUND AND ITS SHARES
 ................................................................................

  The Fund was incorporated under the laws of the State of Maryland on November 23, 1982 and filed articles supplementary with the State of Maryland with respect to the State Street Research Diversified Portfolio on October 25, 1984, with respect to the State Street Research Aggressive Growth and three other Portfolios on October 19, 1987 and February 2, 1988, with respect to the MetLife Stock Index Portfolio on January 30, 1990 and with respect to the GFM International Stock Portfolio on August 7, 1990. The authorized capital stock of the Fund consists of 2,000,000,000 shares of common stock, par value $0.01 per share. The shares of common stock are presently divided into thirteen classes (or series) including: State Street Research Growth Portfolio common stock, State Street Research Income Portfolio common stock, MetLife Money Market Portfolio common stock, State Street Research Diversified Portfolio common stock, State Street Research Aggressive Growth Portfolio common stock, MetLife Stock Index Portfolio common stock and GFM International Stock Portfolio common stock. Each class currently consists of 100,000,000 shares. The Board of Directors of the Fund may classify and reclassify any authorized and unissued shares of capital stock, and the Fund reserves the right to issue additional classes of shares without the consent of shareholders.

  As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund, is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors have been elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

                                 PROSPECTUS 20

 ...............................................................

  All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Portfolios differ. In such a case, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of changes in any investment management agreement relating to a particular Portfolio.

  Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by such Portfolio and to receive its pro rata share of the assets of such Portfolio remaining after satisfaction of outstanding liabilities upon liquidation or dissolution. For these purposes, and for purposes of determining the sale and redemption prices of shares, any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in the manner determined by the Board of Directors. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liability. In the unlikely event that any Portfolio incurred liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

  Metropolitan Life provided the initial capital for the Fund by purchasing for its general account $10,000,000 worth of shares of each of the State Street Research Growth Portfolio, State Street Research Income Portfolio and MetLife Money Market Portfolio on May 16, 1983, $7,000,000 worth of shares of the State Street Research Diversified Portfolio on July 31, 1986, $3,000,000 worth of shares of the State Street Research Aggressive Growth Portfolio on April 29, 1988, $5,000,000 worth of shares of the MetLife Stock Index Portfolio on May 1, 1990, $10,000,000 worth of shares of the GFM International Stock Portfolio on May 1, 1991. Metropolitan Life has withdrawn portions of such investment from time to time, but has agreed not to make any redemption request if it would reduce the Fund's net worth below $100,000. Metropolitan Life paid all of the organizational expenses of the Fund and will not be reimbursed by the Fund.

  Owners of Contracts supported by separate accounts registered as unit investment trusts under the Investment Company Act of 1940 have certain voting interests in respect of Fund shares. See the prospectus for the Contracts or other material which is attached at the front of this Prospectus for a description of the rights granted such Contract owners to instruct voting of Fund shares. The Fund has been advised that shares held by Metropolitan Life in its general account and in a separate account not registered as a unit investment trust will be voted in the same proportion as the shares held by the Insurance Companies in their separate accounts registered as unit investment trusts. As of February 21, 1997, Metropolitan Life owned in its general account and in the separate account not registered as a unit investment trust approximately 3.62%, 3.55%, 3.77%, 32.35%, 4.60%, 2.83% and
4.34%, respectively, of the outstanding shares of the State Street Research Growth Portfolio, State Street Research Income Portfolio, State Street Research Diversified Portfolio, MetLife Money Market Portfolio, State Street Research Aggressive Growth Portfolio, MetLife Stock Index Portfolio and GFM International Stock Portfolio.

  The Fund's Transfer and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. State Street Research is not affiliated with State Street Bank and Trust Company.

DIVIDENDS, DISTRIBUTIONS AND TAXES
 ...............................................................................

  The Fund intends to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders.

  It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. The Fund must distribute by the end of each calendar year substantially all the ordinary income and capital gains of each Portfolio to avoid the imposition of an excise tax on certain undistributed amounts (see "Taxes" in the Statement of Additional Information). For dividend purposes, net investment income of each Portfolio will consist of all payments of dividends or interest received by such Portfolio (plus or minus any amortized purchase discount or premium, less the estimated expenses of such Portfolio). Dividends from investment income of the Portfolios are expected to be declared annually and reinvested in additional full and fractional shares of the Portfolio. However, the Board of Directors may decide to declare dividends at other intervals.

  All net realized long or short-term capital gains of the Fund, if any, are declared and distributed at least

                                 PROSPECTUS 21

 ...............................................................
annually either during or after the close of the Fund's fiscal year to the shareholders of the Portfolio or Portfolios to which such gains are attributable and are reinvested in additional full and fractional shares of the Portfolio.

  For a discussion of the impact on Contract owners of income taxes the Insurance Companies may owe as a result of (a) their ownership of Fund shares,
(b) their receipt of dividends and distributions thereon, and (c) their gains from the purchase and sale thereof, reference should be made to the prospectus or other material for the Contracts attached at the front of this Prospectus.

SALE AND REDEMPTION OF SHARES
 ................................................................................

  Metropolitan Life is the principal underwriter and distributor of the Fund's shares. Metropolitan Life is also the principal underwriter and distributor of the Contracts.

  The Insurance Companies place orders for the purchase or redemption of shares of each Portfolio, based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of 4:00 p.m., New York City time, on that same date.

  The net asset value of the shares of each Portfolio of the Fund is determined once daily immediately after the declaration of dividends, if any, and is currently determined at 4:00 p.m., New York City time, on each day during which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected.

  Net asset value per share of each Portfolio is calculated by dividing the value of all of that Portfolio's securities plus the value of its other assets (including dividends and interest received or accrued), less all liabilities (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. For purposes of determining the value of a Portfolio's assets, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date.

  Except with respect to short-term debt instruments having a remaining maturity of 60 days or less, securities, options and futures contracts held by the State Street Research Growth, State Street Research Income, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and GFM International Stock Portfolios will be valued at market value. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis.

  The Fund will value all debt instruments held by the MetLife Money Market Portfolio utilizing the amortized cost method of valuation. All other securities and assets of the MetLife Money Market Portfolio will be valued in accordance with the preceding paragraph.

                                 PROSPECTUS 22

                         METROPOLITAN SERIES FUND, INC.

                             ---------------------

                          Principal Office of the Fund
            1 Madison Avenue New York, New York 10010 (212) 578-2674

                             ---------------------

                               Investment Manager

 Metropolitan Life Insurance Company 1 Madison Avenue New York, New York 10010
                  (Principal Business Address) (212) 578-5364

                            Sub-Investment Managers

    State Street Research & Management Company One Financial Center Boston,
                Massachusetts 02111 (Principal Business Address)

  GFM International Investors Limited 5 Upper St. Martins Lane London, England
                           WC2H 9EA (Mailing Address)

                          Custodian and Transfer Agent

 State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts
                       02110 (Principal Business Address)

 NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMA-TION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PRO-SPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAV-ING BEEN AUTHORIZED BY THE FUND, METROPOLITAN LIFE, STATE STREET RESEARCH, GFM OR METROPOLITAN TOWER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.